UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-01444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154-0004

(Name and Address of Agent for Service)

Date of fiscal year end:	2/28

Date of reporting period:	2/28/2010

ITEM 1.	REPORT TO STOCKHOLDERS
  FEBRUARY 28, 2010

Annual Report to Shareholders

DWS S&P 500 Plus Fund

Contents

4 Performance Summary

7 Information About Your Fund's Expenses

9 Portfolio Management Review

13 Portfolio Summary

15 Investment Portfolio

31 Financial Statements

35 Financial Highlights

40 Notes to Financial Statements

50 Report of Independent Registered Public Accounting Firm

51 Tax Information

52 Investment Management Agreement Approval

57 Summary of Management Fee Evaluation by Independent Fee Consultant

62 Board Members and Officers

66 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

As part of the global alpha strategy, the fund may use derivatives. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Various factors, including costs, cash flows and security selection, may cause the fund's performance to differ from that of the index. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the US, represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary February 28, 2010

Average Annual Total Returns as of 2/28/10
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	56.03%	-2.98%	1.70%	0.51%
Class B	54.80%	-3.70%	0.94%	-0.25%
Class C	54.84%	-3.71%	0.93%	-0.25%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	47.06%	-4.88%	0.51%	-0.08%
Class B (max 4.00% CDSC)	51.80%	-4.27%	0.76%	-0.25%
Class C (max 1.00% CDSC)	54.84%	-3.71%	0.93%	-0.25%
No Sales Charges
Class R	55.60%	-3.19%	1.45%	0.28%
Class S	56.45%	-2.72%	1.96%	0.77%
S&P 500® Index+	53.62%	-5.67%	0.37%	-0.31%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated July 1, 2009 are 0.74%, 1.49%, 1.50%, 0.98% and 0.50% for Class A, Class B, Class C, Class R and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Returns shown for Class A, B and C shares for the period prior to their inception on July 2, 2001 and for Class R shares for the period prior to its inception on November 3, 2003 are derived from the historical performance of Class S shares for the period of DWS S&P 500 Plus Fund during such periods and have been adjusted to reflect the higher total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS S&P 500 Plus Fund — Class A [] S&P 500 Index+

Yearly periods ended February 28

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class R	Class S
Net Asset Value: 2/28/10	$ 11.04	$ 10.75	$ 10.78	$ 10.91	$ 10.94
2/28/09	$ 7.25	$ 7.08	$ 7.09	$ 7.17	$ 7.18
Distribution Information: Twelve Months as of 2/28/10: Income Dividends	$ .11	$ .04	$ .04	$ .09	$ .14
Capital Gain Distributions	$ .16	$ .16	$ .16	$ .16	$ .16
Lipper Rankings — Large Cap Core Funds Category as of 2/28/10
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	210	of	920	23
3-Year	130	of	792	17
5-Year	129	of	662	20
Class B 1-Year	261	of	920	29
3-Year	185	of	792	24
5-Year	231	of	662	35
Class C 1-Year	259	of	920	29
3-Year	187	of	792	24
5-Year	233	of	662	35
Class R 1-Year	234	of	920	26
3-Year	146	of	792	19
5-Year	160	of	662	25
Class S 1-Year	198	of	920	22
3-Year	111	of	792	14
5-Year	104	of	662	16
10-Year	141	of	380	37

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (September 1, 2009 to February 28, 2010).

The tables illustrate your Fund's expenses in two ways:

• Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended February 28, 2010
Actual Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,109.10	$ 1,104.80	$ 1,103.30	$ 1,107.90	$ 1,110.00
Expenses Paid per $1,000*	$ 4.39	$ 8.45	$ 8.40	$ 5.64	$ 3.19
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class R	Class S
Beginning Account Value 9/1/09	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 2/28/10	$ 1,020.63	$ 1,016.76	$ 1,016.81	$ 1,019.44	$ 1,021.77
Expenses Paid per $1,000*	$ 4.21	$ 8.10	$ 8.05	$ 5.41	$ 3.06

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class R	Class S
DWS S&P 500 Plus Fund	.84%	1.62%	1.61%	1.08%	.61%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS S&P 500 Plus Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS S&P 500 Plus Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to institutional and retail clients.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts and an office network that reaches the world's major investment centers. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Management Team

Robert Wang
Thomas Picciochi
Russell Shtern, CFA

Portfolio Managers

Market Overview and Fund Performance

The views expressed in the following discussion reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

The improving prospects for the US economy, together with an increasingly positive outlook for corporate earnings, drove the Standard & Poor's 500® (S&P 500) Index to an impressive gain of 53.62% during the 12-month period ended February 28, 2010.1 Although the economy is certainly not out of the woods, as evidenced by high unemployment and the continued weakness in housing prices, investors have been encouraged by the stabilization that has occurred since the depths of the financial crisis in late 2008. Risk appetites increased accordingly, sparking a steady flow of cash into the global equity markets from more conservative, low-yielding fixed income investments.

The fund performed very well in this environment, generating a gain of 56.03%.2 (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 6 for the performance of other share classes and for more complete performance information.) It also compared favorably against its peers, finishing in the top 23% or 210 out of the 920 fund classes tracked in its Lipper peer group, Large-Cap Core Funds, based on total returns, as of 2/28/10.3

Positive Attribution

Consistent with an environment in which investors sought stocks that were most likely to participate in the market's upside, the best-performing sectors were those with above-average volatility and the greatest sensitivity to economic trends: financials, consumer discretionary, industrials, information technology and materials.

The financial sector was the top-performing market segment by a wide margin, with a return nearly double that of the broader index. Given that the fund's reporting period began less than two weeks before the market's low on March 9, 2009, financials — which had generated the worst performance during the downturn — were in the best position for a snap-back rally during the past 12 months. The result was a gain of well over 100% for many major banks, real estate investment trusts and money managers in this sector.

Similarly, the other outperforming sectors were also those whose economic sensitivity weighed on their returns during the crisis period, creating the largest room on the upside once the market began to recover. Consumer discretionary stocks, which had declined sharply on concerns that consumer spending would dry up in the event of a severe recession, rebounded nicely once it became evident that spending patterns were holding up relatively well. This improving backdrop led to substantial gains for stocks such as Ford Motor Co., Whirlpool Corp. and Black & Decker Corp. Industrial and technology stocks, meanwhile, were boosted by investors' realization that the drop-off in corporate spending would not be nearly as significant as stock prices were indicating at the beginning of 2009. The top performers in these two sectors were Textron, Inc. and JDS Uniphase Corp., respectively. The materials sector also outpaced the broader market by a wide margin, as the significant rally in commodity prices led to strong gains for stocks such as Dow Chemical Co., International Paper Co. and Freeport-McMoRan Copper & Gold, Inc.

In addition to employing a strategy that seeks to replicate the performance of the S&P 500 Index, the fund employs a global tactical asset allocation overlay strategy, which DWS Investments calls the iGAP strategy (integrated Global Alpha Platform).4 The iGAP strategy seeks to enhance returns by taking advantage of short- and medium-term mispricings in the global equity, bond and currency markets. This strategy, which primarily uses exchange-traded futures contracts on global bonds, equities, currencies and over-the-counter forward currency contracts, is expected to have a low correlation to the fund's equity holdings.

During the past year, the iGAP strategy contributed positively to the fund's performance and helped account for the majority of its outperformance relative to the S&P 500 Index. All of the strategy's outperformance came from its positioning within currencies. The largest contribution came from a long position in the Australian dollar, which gained ground against the US dollar on the strength of rising commodity prices, steady economic performance and the decision by the Australian central bank to begin enacting interest rate increases during the fourth quarter of 2009. The strategy was also helped by its long positions in other commodity-sensitive currencies, such as the New Zealand and Canadian dollars, as well as by its long position in the Swiss franc.

Negative Attribution

As would be expected at a time of such strong performance for the stock market, all 10 major sectors produced double-digit gains. Those that lagged were similar in that they were more defensive in nature: health care, consumer staples, energy, utilities and telecommunications services. By "defensive," we are referring to sectors whose steadier results attract investors when the market is falling but that become less attractive when risk appetites are high. Still, it should be noted that three of these sectors — health care, consumer staples and energy — returned over 30%, indicating that while relative performance lagged, absolute performance was exceptional.

The iGAP strategy lost ground in two areas — fixed income and equities. While returns were negative in both segments, this was not nearly enough to offset the strength in currencies. Within the fixed income portion of the portfolio, the largest detractors were net short positions in two markets that experienced falling yields (and rising prices): Japan and Australia. In equities, underperformance was a case of the gains from the strategy's long positions being insufficient to offset the declines from its shorts. Overall, however, we are pleased that the iGAP strategy added significant value during the past year.

Outlook and Positioning

Going forward, we will continue to seek outperformance by combining passive indexing with the actively managed iGAP strategy.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

2 Please keep in mind that high double-digit returns were primarily achieved during favorable market conditions. Investors should not expect that such favorable returns can be consistently achieved. A fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

3 The Lipper Large-Cap Core Funds category consists of funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper's U.S. Diversified Equity (USDE) large-cap floor. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio and three-year sales-per-share growth value, compared to the S&P 500 Index. Rankings are historical and do not guarantee future results. Rankings are based on the fund's total returns, unadjusted for any applicable sales charges, with distributions reinvested. If sales charges had been included, rankings may have been less favorable. For the 1-, 3- and 5-year periods, Class A shares ranked 23% (210/920 fund classes tracked), 17% (130/792 fund classes tracked) and 20% (129/662 fund classes tracked) respectively, as of 2/28/10. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

4 Our global tactical asset allocation overlay strategy is designed to exploit market inefficiencies across three major asset classes: global equities, global bonds and currencies. This strategy utilizes long and short positions on more than 30 uncorrelated views of these asset classes, which helps produce returns that are independent of market direction.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	2/28/10	2/28/09

Common Stocks	90%	92%
Government & Agency Obligations	5%	7%
Cash Equivalents	5%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	2/28/10	2/28/09

Information Technology	19%	17%
Financials	16%	10%
Health Care	13%	16%
Consumer Staples	12%	13%
Energy	11%	14%
Industrials	10%	10%
Consumer Discretionary	10%	8%
Utilities	3%	5%
Materials	3%	3%
Telecommunication Services	3%	4%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings February 28, 2010 (16.9% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	2.8%
2. Microsoft Corp. Developer of computer software	2.0%
3. Procter & Gamble Co. Manufacturer of diversified consumer products	1.7%
4. Apple, Inc. Manufacturer of personal computers and communication solutions	1.6%
5. Johnson & Johnson Provider of health care products	1.5%
6. General Electric Co. Diversified technology, media and financial services company	1.5%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	1.5%
8. Bank of America Corp. Provider of commercial banking services	1.5%
9. JPMorgan Chase & Co. Provider of global financial services	1.5%
10. AT&T, Inc. Provider of communications services	1.3%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. A complete list of the Fund's portfolio holdings is posted as of the month end on www.dws-investments.com on or about the 15th day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (202) 942-8090.

Investment Portfolio as of February 28, 2010

	Shares	Value ($)

Common Stocks 89.3%
Consumer Discretionary 8.9%
Auto Components 0.2%
Goodyear Tire & Rubber Co.*	3,100	40,269
Johnson Controls, Inc. (a)	7,400	230,140
		270,409
Automobiles 0.4%
Ford Motor Co.* (a)	35,150	412,661
Harley-Davidson, Inc.	2,500	61,525
		474,186
Distributors 0.0%
Genuine Parts Co.	1,400	56,504
Diversified Consumer Services 0.2%
Apollo Group, Inc. "A"*	1,500	89,820
DeVry, Inc.	600	37,890
H&R Block, Inc.	3,704	64,005
		191,715
Hotels Restaurants & Leisure 1.4%
Carnival Corp. (Units)	4,600	165,416
Darden Restaurants, Inc.	1,700	68,935
International Game Technology	3,400	59,670
Marriott International, Inc. "A" (a)	2,930	79,432
McDonald's Corp.	11,108	709,246
Starbucks Corp.*	7,900	180,989
Starwood Hotels & Resorts Worldwide, Inc.	1,900	73,530
Wyndham Worldwide Corp.	1,600	36,784
Wynn Resorts Ltd.	700	44,499
Yum! Brands, Inc.	4,900	165,228
		1,583,729
Household Durables 0.3%
Black & Decker Corp.	700	50,729
D.R. Horton, Inc.	2,000	24,720
Fortune Brands, Inc.	1,400	61,362
Harman International Industries, Inc.*	1,000	43,140
Leggett & Platt, Inc.	1,900	36,005
Lennar Corp. "A"	1,200	19,692
Newell Rubbermaid, Inc.	3,000	41,250
Pulte Homes, Inc.*	2,377	25,743
Whirlpool Corp.	600	50,496
		353,137
Internet & Catalog Retail 0.5%
Amazon.com, Inc.*	3,500	414,400
Expedia, Inc.*	1,800	40,032
Priceline.com, Inc.*	500	113,380
		567,812
Leisure Equipment & Products 0.1%
Eastman Kodak Co.* (a)	1,700	10,098
Hasbro, Inc.	1,500	53,670
Mattel, Inc.	3,300	72,567
		136,335
Media 2.7%
CBS Corp. "B"	7,400	96,126
Comcast Corp. "A"	30,300	498,132
DIRECTV "A"*	9,800	331,730
Discovery Communications, Inc. "A"*	3,100	96,565
Gannett Co., Inc.	2,217	33,587
Interpublic Group of Companies, Inc.*	6,300	47,250
McGraw-Hill Companies, Inc.	3,000	102,600
Meredith Corp.	600	18,432
New York Times Co. "A"*	1,200	13,128
News Corp. "A"	23,500	314,195
Omnicom Group, Inc.	3,400	124,508
Scripps Networks Interactive "A"	900	35,622
Time Warner Cable, Inc.	3,576	166,963
Time Warner, Inc.	12,466	362,013
Viacom, Inc. "B"*	6,700	198,655
Walt Disney Co.	20,300	634,172
Washington Post Co. "B"	100	42,031
		3,115,709
Multiline Retail 0.8%
Big Lots, Inc.*	800	26,800
Family Dollar Stores, Inc.	1,100	36,289
J.C. Penney Co., Inc.	2,700	74,466
Kohl's Corp.*	3,400	182,988
Macy's, Inc.	4,300	82,345
Nordstrom, Inc.	2,000	73,880
Sears Holdings Corp.* (a)	500	47,835
Target Corp.	7,900	407,008
		931,611
Specialty Retail 1.9%
Abercrombie & Fitch Co. "A"	1,000	36,420
AutoNation, Inc.*	600	10,650
AutoZone, Inc.*	300	49,779
Bed Bath & Beyond, Inc.*	2,900	120,669
Best Buy Co., Inc.	3,500	127,750
GameStop Corp. "A"*	1,200	20,640
Home Depot, Inc. (a)	18,200	567,840
Limited Brands, Inc.	3,500	77,385
Lowe's Companies, Inc.	15,900	376,989
O'Reilly Automotive, Inc.*	1,200	47,160
Office Depot, Inc.*	2,500	18,050
RadioShack Corp.	1,200	23,472
Ross Stores, Inc.	1,400	68,474
Staples, Inc. (a)	8,100	208,656
The Gap, Inc.	4,500	96,750
The Sherwin-Williams Co.	800	50,704
Tiffany & Co.	1,600	71,024
TJX Companies, Inc.	4,600	191,498
		2,163,910
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.	3,100	112,964
NIKE, Inc. "B"	4,018	271,617
Polo Ralph Lauren Corp.	700	55,951
VF Corp.	1,100	85,118
		525,650
Consumer Staples 10.3%
Beverages 2.3%
Brown-Forman Corp. "B"	900	47,124
Coca-Cola Co.	24,139	1,272,608
Coca-Cola Enterprises, Inc.	3,800	97,090
Constellation Brands, Inc. "A"*	2,700	40,608
Dr. Pepper Snapple Group, Inc.	2,400	76,200
Molson Coors Brewing Co. "B"	1,700	68,646
Pepsi Bottling Group, Inc.	1,300	49,699
PepsiCo, Inc.	16,205	1,012,326
		2,664,301
Food & Staples Retailing 2.5%
Costco Wholesale Corp.	4,700	286,559
CVS Caremark Corp.	14,600	492,750
Kroger Co.	7,000	154,700
Safeway, Inc.	3,944	98,285
SUPERVALU, Inc.	1,900	29,013
Sysco Corp.	6,400	184,960
Wal-Mart Stores, Inc.	22,188	1,199,705
Walgreen Co.	10,500	370,020
Whole Foods Market, Inc.*	1,800	63,882
		2,879,874
Food Products 1.6%
Archer-Daniels-Midland Co.	6,600	193,776
Campbell Soup Co.	1,700	56,661
ConAgra Foods, Inc.	4,200	102,732
Dean Foods Co.*	2,400	35,016
General Mills, Inc.	3,284	236,481
H.J. Heinz Co.	3,500	160,650
Hormel Foods Corp.	600	24,666
Kellogg Co.	2,800	146,020
Kraft Foods, Inc. "A"	15,419	438,362
McCormick & Co., Inc.	1,100	40,821
Mead Johnson Nutrition Co.	2,300	108,790
Sara Lee Corp.	8,400	113,904
The Hershey Co.	2,000	79,520
The J.M. Smucker Co.	1,400	83,552
Tyson Foods, Inc. "A"	3,200	54,528
		1,875,479
Household Products 2.3%
Clorox Co.	1,600	98,096
Colgate-Palmolive Co.	5,200	431,288
Kimberly-Clark Corp.	4,206	255,473
Procter & Gamble Co.	30,687	1,941,873
		2,726,730
Personal Products 0.2%
Avon Products, Inc.	4,600	140,024
Estee Lauder Companies, Inc. "A"	1,000	60,130
		200,154
Tobacco 1.4%
Altria Group, Inc.	21,303	428,616
Lorillard, Inc.	1,800	131,472
Philip Morris International, Inc.	19,803	969,951
Reynolds American, Inc.	2,000	105,600
		1,635,639
Energy 10.0%
Energy Equipment & Services 1.6%
Baker Hughes, Inc. (a)	3,500	167,720
BJ Services Co.	3,800	83,030
Cameron International Corp.*	2,700	111,051
Diamond Offshore Drilling, Inc.	600	52,392
FMC Technologies, Inc.*	1,100	61,787
Halliburton Co.	9,300	280,395
Nabors Industries Ltd.*	3,300	72,732
National-Oilwell Varco, Inc.	4,400	191,268
Rowan Companies, Inc.*	1,000	26,020
Schlumberger Ltd.	12,441	760,145
Smith International, Inc.	2,500	102,475
		1,909,015
Oil, Gas & Consumable Fuels 8.4%
Anadarko Petroleum Corp.	5,282	370,427
Apache Corp.	3,486	361,289
Cabot Oil & Gas Corp.	1,100	44,154
Chesapeake Energy Corp.	6,589	175,070
Chevron Corp.	20,900	1,511,070
ConocoPhillips	15,577	747,696
CONSOL Energy, Inc.	1,700	85,612
Denbury Resources, Inc.*	2,100	29,568
Devon Energy Corp.	4,592	316,205
El Paso Corp.	6,800	71,196
EOG Resources, Inc.	2,600	244,530
ExxonMobil Corp.	49,579	3,222,635
Hess Corp.	3,300	194,040
Marathon Oil Corp.	7,808	226,042
Massey Energy Co.	1,100	47,377
Murphy Oil Corp.	2,100	108,990
Noble Energy, Inc.	1,900	138,016
Occidental Petroleum Corp.	8,300	662,755
Peabody Energy Corp.	3,100	142,507
Pioneer Natural Resources Co.	1,300	60,645
Range Resources Corp.	1,700	86,037
Southwestern Energy Co.*	3,600	153,180
Spectra Energy Corp.	7,400	161,320
Sunoco, Inc.	800	21,096
Tesoro Corp.	900	10,728
Valero Energy Corp.	6,500	113,880
Williams Companies, Inc.	6,700	144,318
XTO Energy, Inc.	6,425	293,622
		9,744,005
Financials 14.3%
Capital Markets 2.4%
Ameriprise Financial, Inc.	2,916	116,727
Bank of New York Mellon Corp.	12,652	360,835
Charles Schwab Corp.	10,000	183,100
E*TRADE Financial Corp.*	21,500	34,615
Federated Investors, Inc. "B"	900	22,509
Franklin Resources, Inc.	1,600	162,752
Invesco Ltd.	4,900	96,040
Janus Capital Group, Inc.	1,100	13,750
Legg Mason, Inc.	1,500	38,775
Morgan Stanley	14,616	411,879
Northern Trust Corp.	2,500	133,225
State Street Corp.	5,300	238,023
T. Rowe Price Group, Inc.	2,900	147,001
The Goldman Sachs Group, Inc.	5,370	839,600
		2,798,831
Commercial Banks 2.6%
BB&T Corp. (a)	7,400	211,122
Comerica, Inc.	2,000	72,160
Fifth Third Bancorp.	7,900	96,459
First Horizon National Corp.	3,004	38,451
Huntington Bancshares, Inc.	6,000	28,860
KeyCorp	8,400	60,060
M&T Bank Corp.	1,000	77,430
Marshall & Ilsley Corp.	5,200	36,816
PNC Financial Services Group, Inc.	4,946	265,897
Regions Financial Corp.	13,400	90,450
SunTrust Banks, Inc.	5,600	133,336
US Bancorp.	20,100	494,661
Wells Fargo & Co.	53,465	1,461,733
Zions Bancorp.	900	16,686
		3,084,121
Consumer Finance 0.7%
American Express Co.	12,500	477,375
Capital One Financial Corp.	4,700	177,425
Discover Financial Services	5,801	79,184
SLM Corp.*	4,800	53,664
		787,648
Diversified Financial Services 4.0%
Bank of America Corp.	104,126	1,734,739
Citigroup, Inc.*	202,653	689,020
CME Group, Inc.	700	211,183
IntercontinentalExchange, Inc.*	700	75,103
JPMorgan Chase & Co.	41,244	1,731,011
Leucadia National Corp.*	2,000	47,480
Moody's Corp.	1,600	42,592
NYSE Euronext	2,600	68,588
The NASDAQ OMX Group, Inc.*	1,000	18,630
		4,618,346
Insurance 3.4%
Aflac, Inc.	5,000	247,250
Allstate Corp.	6,097	190,531
American International Group, Inc.* (a)	1,396	34,579
Aon Corp.	2,700	110,538
Assurant, Inc.	900	27,468
Berkshire Hathaway, Inc. "A"*	2	239,600
Berkshire Hathaway, Inc. "B"*	14,076	1,127,910
Chubb Corp.	3,600	181,656
Cincinnati Financial Corp.	1,320	35,508
Genworth Financial, Inc. "A"*	5,000	79,700
Hartford Financial Services Group, Inc.	4,100	99,917
Lincoln National Corp.	3,500	88,130
Loews Corp.	3,400	123,964
Marsh & McLennan Companies, Inc.	5,800	134,676
MetLife, Inc.	8,319	302,729
Principal Financial Group, Inc.	3,668	85,134
Progressive Corp.	7,300	125,195
Prudential Financial, Inc.	4,807	251,935
The Travelers Companies, Inc.	5,900	310,281
Torchmark Corp.	700	32,550
Unum Group	4,100	85,321
XL Capital Ltd. "A"	3,400	62,118
		3,976,690
Real Estate Investment Trusts 1.1%
Apartment Investment & Management Co. "A" (REIT)	1,170	19,527
AvalonBay Communities, Inc. (REIT)	1,015	82,641
Boston Properties, Inc. (REIT)	1,400	95,102
Equity Residential (REIT)	2,500	90,200
HCP, Inc. (REIT)	3,300	94,974
Health Care REIT, Inc. (REIT)	1,300	55,068
Host Hotels & Resorts, Inc. (REIT)	6,024	70,541
Kimco Realty Corp. (REIT)	4,800	66,672
Plum Creek Timber Co., Inc. (REIT)	1,800	64,314
ProLogis (REIT)	5,300	68,317
Public Storage (REIT)	1,300	106,847
Simon Property Group, Inc. (REIT) (a)	2,987	233,852
Ventas, Inc. (REIT)	2,000	88,380
Vornado Realty Trust (REIT)	1,438	94,506
		1,230,941
Real Estate Management & Development 0.0%
CB Richard Ellis Group, Inc. "A"*	3,200	42,240
Thrifts & Mortgage Finance 0.1%
Hudson City Bancorp., Inc.	4,800	64,896
People's United Financial, Inc.	4,300	67,811
		132,707
Health Care 11.3%
Biotechnology 1.5%
Amgen, Inc.*	10,400	588,744
Biogen Idec, Inc.*	3,000	165,030
Celgene Corp.*	4,800	285,696
Cephalon, Inc.*	800	54,936
Genzyme Corp.*	2,900	165,880
Gilead Sciences, Inc.*	9,500	452,295
		1,712,581
Health Care Equipment & Supplies 1.8%
Baxter International, Inc.	6,107	347,672
Becton, Dickinson & Co.	2,300	179,101
Boston Scientific Corp.*	16,900	130,806
C.R. Bard, Inc.	1,000	83,780
CareFusion Corp.*	1,650	41,646
DENTSPLY International, Inc.	1,500	49,635
Hospira, Inc.*	1,800	94,194
Intuitive Surgical, Inc.*	400	138,856
Medtronic, Inc.	11,600	503,440
St. Jude Medical, Inc.*	3,600	137,592
Stryker Corp.	3,000	159,300
Varian Medical Systems, Inc.*	1,100	53,867
Zimmer Holdings, Inc.*	2,100	120,393
		2,040,282
Health Care Providers & Services 2.0%
Aetna, Inc.	4,700	140,953
AmerisourceBergen Corp.	2,600	72,904
Cardinal Health, Inc.	4,000	135,880
CIGNA Corp.	2,700	92,502
Coventry Health Care, Inc.*	1,200	27,816
DaVita, Inc.*	1,100	67,771
Express Scripts, Inc.*	2,900	278,429
Humana, Inc.*	1,700	80,461
Laboratory Corp. of America Holdings*	1,272	93,250
McKesson Corp.	2,900	171,535
Medco Health Solutions, Inc.*	5,100	322,524
Patterson Companies, Inc.*	1,300	38,584
Quest Diagnostics, Inc.	1,500	85,125
Tenet Healthcare Corp.*	2,700	14,229
UnitedHealth Group, Inc.	12,524	424,063
WellPoint, Inc.*	4,900	303,163
		2,349,189
Life Sciences Tools & Services 0.4%
Life Technologies Corp.*	2,062	104,667
Millipore Corp.*	700	66,087
PerkinElmer, Inc.	1,700	37,757
Thermo Fisher Scientific, Inc.*	4,300	209,711
Waters Corp.*	1,000	59,660
		477,882
Pharmaceuticals 5.6%
Abbott Laboratories	16,004	868,697
Allergan, Inc.	3,200	186,976
Bristol-Myers Squibb Co.	18,224	446,670
Eli Lilly & Co.	10,800	370,872
Forest Laboratories, Inc.*	3,600	107,568
Johnson & Johnson	28,808	1,814,904
King Pharmaceuticals, Inc.*	2,000	22,500
Merck & Co., Inc.	31,707	1,169,354
Mylan, Inc.*	3,900	83,226
Pfizer, Inc.	84,090	1,475,780
Watson Pharmaceuticals, Inc.*	900	35,811
		6,582,358
Industrials 9.2%
Aerospace & Defense 2.6%
Boeing Co.	7,707	486,774
General Dynamics Corp.	3,931	285,194
Goodrich Corp.	1,300	85,319
Honeywell International, Inc.	8,100	325,296
ITT Corp.	2,100	107,583
L-3 Communications Holdings, Inc.	1,100	100,562
Lockheed Martin Corp.	3,430	266,717
Northrop Grumman Corp.	3,300	202,158
Precision Castparts Corp.	1,500	169,125
Raytheon Co.	4,161	234,015
Rockwell Collins, Inc.	1,500	84,420
United Technologies Corp.	9,804	673,044
		3,020,207
Air Freight & Logistics 0.9%
C.H. Robinson Worldwide, Inc.	1,900	101,327
Expeditors International of Washington, Inc.	2,000	72,940
FedEx Corp.	3,300	279,708
United Parcel Service, Inc. "B"	10,513	617,534
		1,071,509
Airlines 0.1%
Southwest Airlines Co.	8,700	109,446
Building Products 0.1%
Masco Corp.	4,700	62,839
Commercial Services & Supplies 0.4%
Avery Dennison Corp.	1,100	34,760
Cintas Corp.	1,000	24,790
Iron Mountain, Inc.*	1,800	46,584
Pitney Bowes, Inc.	1,800	41,220
R.R. Donnelley & Sons Co.	2,400	47,736
Republic Services, Inc.	3,500	98,490
Stericycle, Inc.*	900	49,662
Waste Management, Inc. (a)	5,200	171,704
		514,946
Construction & Engineering 0.1%
Fluor Corp.	1,700	72,760
Jacobs Engineering Group, Inc.*	1,600	62,080
Quanta Services, Inc.*	1,800	34,200
		169,040
Electrical Equipment 0.5%
Emerson Electric Co.	7,800	369,252
First Solar, Inc.* (a)	500	52,950
Rockwell Automation, Inc.	1,400	75,726
Roper Industries, Inc.	1,100	60,984
		558,912
Industrial Conglomerates 2.1%
3M Co.	7,399	593,030
General Electric Co.	111,713	1,794,111
Textron, Inc.	2,500	49,800
		2,436,941
Machinery 1.5%
Caterpillar, Inc.	6,600	376,530
Cummins, Inc.	1,920	109,018
Danaher Corp.	2,929	216,658
Deere & Co.	4,600	263,580
Dover Corp.	2,100	95,046
Eaton Corp.	1,700	115,804
Flowserve Corp.	700	70,063
Illinois Tool Works, Inc.	3,800	172,976
PACCAR, Inc.	3,900	137,865
Pall Corp.	1,300	51,311
Parker Hannifin Corp.	1,600	96,496
Snap-on, Inc.	600	25,332
The Stanley Works	900	51,525
		1,782,204
Professional Services 0.1%
Dun & Bradstreet Corp.	500	35,080
Equifax, Inc.	1,400	45,164
Robert Half International, Inc.	2,100	58,590
		138,834
Road & Rail 0.7%
CSX Corp.	4,200	199,332
Norfolk Southern Corp.	4,000	205,720
Ryder System, Inc.	400	14,116
Union Pacific Corp.	5,042	339,679
		758,847
Trading Companies & Distributors 0.1%
Fastenal Co.	1,300	57,681
W.W. Grainger, Inc.	500	50,825
		108,506
Information Technology 16.7%
Communications Equipment 2.2%
Cisco Systems, Inc.*	60,252	1,465,931
Harris Corp.	1,200	54,264
JDS Uniphase Corp.*	1,500	16,095
Juniper Networks, Inc.*	5,500	153,890
Motorola, Inc.* (a)	23,300	157,508
QUALCOMM, Inc.	17,928	657,778
Tellabs, Inc.	2,600	17,966
		2,523,432
Computers & Peripherals 5.1%
Apple, Inc.*	9,438	1,931,204
Dell, Inc.*	18,000	238,140
EMC Corp.*	22,000	384,780
Hewlett-Packard Co.	24,796	1,259,389
International Business Machines Corp.	13,713	1,743,745
Lexmark International, Inc. "A"*	700	23,597
NetApp, Inc.*	3,500	105,035
QLogic Corp.*	1,200	21,840
SanDisk Corp.*	2,600	75,738
Teradata Corp.*	1,500	45,735
Western Digital Corp.*	2,600	100,438
		5,929,641
Electronic Equipment, Instruments & Components 0.5%
Agilent Technologies, Inc.*	3,400	106,964
Amphenol Corp. "A"	1,700	70,805
Corning, Inc.	16,900	297,947
FLIR Systems, Inc.*	1,400	37,534
Jabil Circuit, Inc.	1,800	27,306
Molex, Inc.	1,900	38,855
		579,411
Internet Software & Services 1.6%
Akamai Technologies, Inc.*	2,000	52,600
eBay, Inc.*	11,900	273,938
Google, Inc. "A"*	2,449	1,290,133
Monster Worldwide, Inc.*	800	11,160
VeriSign, Inc.*	2,400	59,808
Yahoo!, Inc.*	13,200	202,092
		1,889,731
IT Services 1.3%
Automatic Data Processing, Inc.	5,400	224,694
Cognizant Technology Solutions Corp. "A"*	3,200	154,016
Computer Sciences Corp.*	1,800	93,222
Fidelity National Information Services, Inc.	4,000	90,160
Fiserv, Inc.*	1,500	72,345
MasterCard, Inc. "A"	1,000	224,370
Paychex, Inc.	3,000	89,820
SAIC, Inc.*	3,500	68,950
Total System Services, Inc.	1,693	24,108
Visa, Inc. "A" (a)	4,800	409,344
Western Union Co.	7,600	119,928
		1,570,957
Office Electronics 0.1%
Xerox Corp.	12,648	118,512
Semiconductors & Semiconductor Equipment 2.2%
Advanced Micro Devices, Inc.*	6,700	52,997
Altera Corp.	4,100	100,163
Analog Devices, Inc.	3,600	105,264
Applied Materials, Inc.	14,500	177,480
Broadcom Corp. "A"	4,500	140,940
Intel Corp.	57,794	1,186,511
KLA-Tencor Corp.	1,700	49,521
Linear Technology Corp.	1,900	51,623
LSI Corp.*	5,500	29,645
MEMC Electronic Materials, Inc.*	1,600	19,376
Microchip Technology, Inc.	1,800	48,708
Micron Technology, Inc.*	9,700	87,882
National Semiconductor Corp.	1,800	26,064
Novellus Systems, Inc.*	500	11,060
NVIDIA Corp.*	5,200	84,240
Teradyne, Inc.*	1,800	17,982
Texas Instruments, Inc.	13,700	334,006
Xilinx, Inc.	2,600	67,158
		2,590,620
Software 3.7%
Adobe Systems, Inc.*	5,500	190,575
Autodesk, Inc.*	2,900	80,852
BMC Software, Inc.*	1,800	66,312
CA, Inc.	4,400	99,000
Citrix Systems, Inc.*	1,800	77,418
Compuware Corp.*	2,400	17,976
Electronic Arts, Inc.*	2,900	48,082
Intuit, Inc.*	3,000	97,080
McAfee, Inc.*	1,900	75,411
Microsoft Corp.	80,670	2,312,002
Novell, Inc.*	2,200	10,318
Oracle Corp.	40,899	1,008,161
Red Hat, Inc.*	1,900	53,295
Salesforce.com, Inc.*	1,100	74,745
Symantec Corp.*	9,100	150,605
		4,361,832
Materials 3.0%
Chemicals 1.7%
Air Products & Chemicals, Inc.	2,300	157,734
Airgas, Inc.	800	51,312
CF Industries Holdings, Inc.	400	42,496
Dow Chemical Co.	12,200	345,382
E.I. du Pont de Nemours & Co.	9,687	326,645
Eastman Chemical Co.	600	35,730
Ecolab, Inc.	2,500	105,350
FMC Corp.	900	51,453
International Flavors & Fragrances, Inc.	900	37,899
Monsanto Co.	5,700	402,705
PPG Industries, Inc.	1,900	116,926
Praxair, Inc.	3,000	225,420
Sigma-Aldrich Corp.	1,500	71,535
		1,970,587
Construction Materials 0.0%
Vulcan Materials Co.	1,200	52,092
Containers & Packaging 0.2%
Ball Corp.	800	43,232
Bemis Co., Inc.	900	26,343
Owens-Illinois, Inc.*	2,100	62,244
Pactiv Corp.*	1,500	37,140
Sealed Air Corp.	1,800	36,774
		205,733
Metals & Mining 0.9%
AK Steel Holding Corp.	800	17,224
Alcoa, Inc.	9,900	131,670
Allegheny Technologies, Inc.	1,100	48,026
Cliffs Natural Resources, Inc.	1,200	67,680
Freeport-McMoRan Copper & Gold, Inc.	4,666	350,697
Newmont Mining Corp.	5,000	246,400
Nucor Corp.	3,400	140,760
Titanium Metals Corp.*	700	8,253
United States Steel Corp.	1,463	77,451
		1,088,161
Paper & Forest Products 0.2%
International Paper Co.	4,700	108,899
MeadWestvaco Corp.	1,800	41,292
Weyerhaeuser Co.	2,200	88,880
		239,071
Telecommunication Services 2.5%
Diversified Telecommunication Services 2.2%
AT&T, Inc.	61,896	1,535,640
CenturyTel, Inc.	3,397	116,415
Frontier Communications Corp.	3,800	29,602
Qwest Communications International, Inc.	14,600	66,576
Verizon Communications, Inc.	29,358	849,327
Windstream Corp.	3,500	35,455
		2,633,015
Wireless Telecommunication Services 0.3%
American Tower Corp. "A"*	4,400	187,704
MetroPCS Communications, Inc.*	2,500	15,425
Sprint Nextel Corp.* (a)	33,000	109,890
		313,019
Utilities 3.1%
Electric Utilities 1.7%
Allegheny Energy, Inc.	1,700	38,505
American Electric Power Co., Inc.	4,992	167,831
Duke Energy Corp.	13,700	223,995
Edison International	3,800	123,994
Entergy Corp.	1,995	151,560
Exelon Corp.	7,100	307,430
FirstEnergy Corp.	3,271	126,424
FPL Group, Inc.	4,554	211,169
Northeast Utilities	1,700	43,520
Pepco Holdings, Inc.	1,700	28,594
Pinnacle West Capital Corp.	800	29,128
PPL Corp.	4,100	116,768
Progress Energy, Inc.	3,000	114,870
Southern Co.	8,153	259,021
		1,942,809
Gas Utilities 0.1%
EQT Corp.	1,100	48,136
Nicor, Inc.	500	20,825
Questar Corp.	2,100	88,179
		157,140
Independent Power Producers & Energy Traders 0.1%
AES Corp.*	7,500	87,675
Constellation Energy Group, Inc.	2,700	94,689
		182,364
Multi-Utilities 1.2%
Ameren Corp.	3,200	79,072
CenterPoint Energy, Inc.	3,100	41,478
CMS Energy Corp.	2,300	35,121
Consolidated Edison, Inc.	3,000	128,250
Dominion Resources, Inc.	6,200	235,538
DTE Energy Co.	1,900	82,498
Integrys Energy Group, Inc.	700	30,856
NiSource, Inc.	2,500	37,550
PG&E Corp.	3,900	163,488
Public Service Enterprise Group, Inc.	5,200	154,544
SCANA Corp.	900	32,445
Sempra Energy	2,700	132,759
TECO Energy, Inc.	1,900	29,127
Wisconsin Energy Corp.	1,400	67,802
Xcel Energy, Inc.	5,000	104,050
		1,354,578
Total Common Stocks (Cost $85,338,340)		104,274,656
	Principal Amount ($)	Value ($)

Government & Agency Obligation 5.1%
US Treasury Obligation
US Treasury Bill, 0.19%**, 3/18/2010 (b) (Cost $6,024,538)	6,025,000	6,024,807
	Shares	Value ($)

Securities Lending Collateral 2.2%
Daily Assets Fund Institutional, 0.18% (c) (d) (Cost $2,523,801)	2,523,801	2,523,801

Cash Equivalents 4.7%
Central Cash Management Fund, 0.21% (c) (Cost $5,555,999)	5,555,999	5,555,999
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $99,442,678)+	101.3	118,379,263
Other Assets and Liabilities, Net	(1.3)	(1,464,370)
Net Assets	100.0	116,914,893

* Non-income producing security.

** Annualized yield at time of purchase: not a coupon rate.

+ The cost for federal income tax purposes was $104,022,803. At February 28, 2010, net unrealized appreciation for all securities based on tax cost was $14,356,460. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $21,749,566 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $7,393,106.

(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at February 28, 2010 amounted to $2,440,113, which is 2.1% of net assets.

(b) At February 28, 2010, these securities have been pledged in whole or in part, to cover initial margin requirements for open futures contracts.

(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(d) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

REIT: Real Estate Investment Trust

At February 28, 2010, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Canadian Government Bond	CAD	6/21/2010	131	14,838,035	145,205
10 Year US Treasury Note	USD	6/21/2010	273	32,073,234	466,212
CAC 40 Index	EUR	3/19/2010	78	3,939,281	(13,475)
DJ Euro Stoxx 50 Index	EUR	3/19/2010	251	9,309,929	(519,933)
FTSE 100 Index	GBP	3/19/2010	105	8,543,946	129,186
FTSE MIB Index	EUR	3/19/2010	15	2,151,952	(206,976)
IBEX 35 Index	EUR	3/19/2010	7	985,372	(17,710)
NASDAQ 100 E-Mini Index	USD	3/19/2010	65	2,364,050	75,494
S&P 500 E-Mini Index	USD	3/19/2010	105	5,792,850	(44,812)
S&P 500 Index	USD	3/18/2010	24	6,620,400	(31,607)
TOPIX Index	JPY	3/12/2010	31	3,108,898	(48,770)
Total net unrealized depreciation					(67,186)

At February 28, 2010, open futures contracts sold were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10 Year Australian Treasury Bond	AUD	3/15/2010	162	15,088,115	(146,224)
10 Year Japanese Government Bond	JPY	3/11/2010	16	25,189,037	(9,801)
AEX Index	EUR	3/19/2010	50	4,335,494	59,051
ASX SPI 200 Index	AUD	3/18/2010	33	3,403,298	84,983
DAX Index	EUR	3/19/2010	24	4,570,651	278,755
Federal Republic of Germany Euro-Bund	EUR	3/8/2010	83	14,064,962	(122,611)
Hang Seng Index	HKD	3/30/2010	10	1,322,894	(26,153)
Russell 2000 Mini Index	USD	3/19/2010	43	2,699,970	(80,481)
S&P 500 E-Mini Index	USD	3/19/2010	175	9,654,750	(146,186)
S&P TSX 60 Index	CAD	3/18/2010	20	2,584,300	(15,365)
United Kingdom Long Gilt Bond	GBP	6/28/2010	21	3,663,178	(49,242)
Total net unrealized depreciation					(173,274)

At February 28, 2010, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
CAD	4,411,000	USD	4,240,979	3/25/2010	49,562	Credit Suisse
GBP	3,175,000	USD	4,916,043	3/25/2010	78,749	Bank of New York Mellon Corp.
USD	2,152,857	CHF	2,316,000	3/25/2010	9,523	Bank of New York Mellon Corp.
Total unrealized appreciation					137,834
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
EUR	19,278,000	USD	26,235,816	3/25/2010	(95,245)	The Goldman Sachs & Co.
JPY	612,307,000	USD	6,703,675	3/25/2010	(188,082)	HSBC Bank USA
SEK	8,745,000	USD	1,215,488	3/25/2010	(15,280)	Barclays Bank PLC
USD	17,207,802	AUD	19,191,000	3/25/2010	(51,659)	Morgan Stanley
USD	5,031,067	NOK	29,716,000	3/25/2010	(1,044)	UBS AG
USD	4,564,946	NZD	6,529,000	3/25/2010	(2,343)	Royal Bank of Scotland PLC
Total unrealized depreciation					(353,653)
Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HKD Hong Kong Dollar

JPY Japanese Yen

NOK  Norwegian Krone

NZD New Zealand Dollar

SEK Swedish Krona

USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to the Derivatives Section of Note A in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of February 28, 2010 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks (e)	$ 104,274,656	$ —	$ —	$ 104,274,656
Short-Term Investments (e)	8,079,800	6,024,807	—	14,104,607
Derivatives (f)	—	137,834	—	137,834
Total	$ 112,354,456	$ 6,162,641	$ —	$ 118,517,097
Liabilities
Derivatives (f)	$ (240,460)	$ (353,653)	$ —	$ (594,113)
Total	$ (240,460)	$ (353,653)	$ —	$ (594,113)

(e) See Investment Portfolio for additional detailed categorizations.

(f) Derivatives include unrealized appreciation (depreciation) on futures contracts and open forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of February 28, 2010
Assets
Investments: Investments in securities, at value (cost $91,362,878) — including $2,440,113 of securities loaned	$ 110,299,463
Investment in Daily Assets Fund Institutional (cost $2,523,801)*	2,523,801
Investment in Central Cash Management Fund (cost $5,555,999)	5,555,999
Total investments, at value (cost $99,442,678)	118,379,263
Cash	10,000
Cash held as collateral for open forward foreign currency exchange contracts	1,300,126
Receivable for Fund shares sold	221,258
Interest receivable	1,012
Dividends receivable	239,223
Unrealized appreciation on forward foreign currency exchange contracts	137,834
Other assets	722
Total assets	120,289,438
Liabilities
Foreign cash overdraft, at value (cost $26)	26
Payable upon return of securities loaned	2,523,801
Payable for investments purchased	96,565
Payable for Fund shares redeemed	126,343
Payable for daily variation margin on open futures contracts	122,991
Unrealized depreciation on forward foreign currency exchange contracts	353,653
Accrued unitary fee	74,776
Due to Advisor	21,506
Other accrued expenses and payables	54,884
Total liabilities	3,374,545
Net assets, at value	$ 116,914,893

* Represent collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of February 28, 2010 (continued)
Net Assets Consist of
Undistributed net investment income	837,891
Net unrealized appreciation (depreciation) on: Investments	18,936,585
Futures	(240,460)
Foreign currency	(216,206)
Accumulated net realized gain (loss)	(11,478,289)
Paid-in capital	109,075,372
Net assets, at value	$ 116,914,893
Net Asset Value
Class A Net Asset Value and redemption price per share ($47,053,102 ÷ 4,263,881 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 11.04
Maximum offering price per share (100 ÷ 94.25 of $11.04)	$ 11.71

Class B

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($2,918,414 ÷ 271,356 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.75

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($9,631,359 ÷ 893,158 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 10.78
Class R Net Asset Value, offering and redemption price per share ($4,189,810 ÷ 384,177 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.91
Class S Net Asset Value, offering and redemption price per share ($53,122,208 ÷ 4,856,099 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 10.94

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended February 28, 2010
Investment Income
Income: Dividends	$ 1,809,244
Income distributions — affiliated cash management vehicles	19,044
Interest	7,624
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	44,265
Total Income	1,880,177
Expenses: Unitary fee	519,405
Distribution and service fees	215,595
Interest expense	33,064
Total expenses	768,064
Net investment income (loss)	1,112,113
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(331,207)
Futures	3,031,958
Foreign currency	3,797,294
6,498,045
Change in net unrealized appreciation (depreciation) on: Investments	28,216,476
Futures	740,724
Foreign currency	24,519
28,981,719
Net gain (loss)	35,479,764
Net increase (decrease) in net assets resulting from operations	$ 36,591,877

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Years Ended February 28,
	2010	2009
Operations: Net investment income (loss)	$ 1,112,113	$ 1,090,712
Net realized gain (loss)	6,498,045	(13,026,060)
Change in net unrealized appreciation (depreciation)	28,981,719	(25,723,184)
Net increase (decrease) in net assets resulting from operations	36,591,877	(37,658,532)
Distributions to shareholders from: Net investment income: Class A	(481,425)	(376,946)
Class B	(12,652)	(37,917)
Class C	(35,547)	(60,063)
Class R	(28,882)	(19,704)
Class S	(640,937)	(485,437)
Net realized gains: Class A	(653,607)	—
Class B	(45,892)	—
Class C	(134,270)	—
Class R	(50,455)	—
Class S	(737,188)	—
Total distributions	(2,820,855)	(980,067)
Fund share transactions: Proceeds from shares sold	53,950,816	60,093,586
Reinvestment of distributions	2,656,832	945,279
Cost of shares redeemed	(28,135,919)	(54,929,316)
Redemption fees	9,628	19,197
Net increase (decrease) in net assets from Fund share transactions	28,481,357	6,128,746
Increase (decrease) in net assets	62,252,379	(32,509,853)
Net assets at beginning of period	54,662,514	87,172,367
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $837,891 and $333,499, respectively)	$ 116,914,893	$ 54,662,514

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended February 28,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.25	$ 12.27	$ 13.79	$ 12.80	$ 12.04
Income (loss) from investment operations: Net investment income (loss)[a]	.11	.15	.10	.10[d]	.08
Net realized and unrealized gain (loss)	3.95	(5.03)	(.33)	1.36	.76
Total from investment operations	4.06	(4.88)	(.23)	1.46	.84
Less distributions from: Net investment income	(.11)	(.14)	(.09)	(.09)	(.08)
Net realized gains	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	(.02)	—	—
Total distributions	(.27)	(.14)	(1.29)	(.47)	(.08)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 11.04	$ 7.25	$ 12.27	$ 13.79	$ 12.80
Total Return (%)[b]	56.03	(40.00)[c]	(2.46)[c]	11.39[c,d]	6.98[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	47	20	32	34	34
Ratio of expenses before expense reductions (%)	.81	1.36	1.29	1.35	1.36
Ratio of expenses after expense reductions (%)	.81	1.17	1.27	1.32	1.25
Ratio of net investment income (loss) (%)	1.16	1.42	.75	.76[d]	.66
Portfolio turnover rate (%)	5	75	51	81	85

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Class B Years Ended February 28,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.08	$ 12.00	$ 13.52	$ 12.60	$ 11.89
Income (loss) from investment operations: Net investment income (loss)[a]	.05	.06	.01	.01[d]	(.01)
Net realized and unrealized gain (loss)	3.82	(4.90)	(.33)	1.32	.74
Total from investment operations	3.87	(4.84)	(.32)	1.33	.73
Less distributions from: Net investment income	(.04)	(.08)	(.00)*	(.03)	(.02)
Net realized gains	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	(.02)	—	—
Total distributions	(.20)	(.08)	(1.20)	(.41)	(.02)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.75	$ 7.08	$ 12.00	$ 13.52	$ 12.60
Total Return (%)[b]	54.80	(40.45)[c]	(3.10)[c]	10.49[c,d]	6.16[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	3	3	9	12	13
Ratio of expenses before expense reductions (%)	1.57	2.13	2.01	2.10	2.10
Ratio of expenses after expense reductions (%)	1.57	1.93	1.99	2.07	2.00
Ratio of net investment income (loss) (%)	.41	.65	.02	.01[d]	(.09)
Portfolio turnover rate (%)	5	75	51	81	85

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Class C Years Ended February 28,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.09	$ 12.03	$ 13.55	$ 12.63	$ 11.92
Income (loss) from investment operations: Net investment income (loss)[a]	.04	.07	.01	.01[d]	(.01)
Net realized and unrealized gain (loss)	3.85	(4.93)	(.32)	1.32	.74
Total from investment operations	3.89	(4.86)	(.31)	1.33	.73
Less distributions from: Net investment income	(.04)	(.08)	(.01)	(.03)	(.02)
Net realized gains	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	(.02)	—	—
Total distributions	(.20)	(.08)	(1.21)	(.41)	(.02)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.78	$ 7.09	$ 12.03	$ 13.55	$ 12.63
Total Return (%)[b]	54.84	(40.52)[c]	(3.06)	10.48[c,d]	6.15[c]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	10	5	7	8	9
Ratio of expenses before expense reductions (%)	1.58	2.04	1.95	2.04	2.02
Ratio of expenses after expense reductions (%)	1.58	1.92	1.95	2.03	1.99
Ratio of net investment income (loss) (%)	.40	.67	.06	.05[d]	(.08)
Portfolio turnover rate (%)	5	75	51	81	85

[a] Based on average shares outstanding during the period.

[b] Total return does not reflect the effect of any sales charges.

[c] Total return would have been lower had certain expenses not been reduced.

[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Class R Years Ended February 28,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.17	$ 12.13	$ 13.64	$ 12.69	$ 11.94
Income (loss) from investment operations: Net investment income (loss)[a]	.09	.12	.07	.07[c]	.05
Net realized and unrealized gain (loss)	3.90	(4.96)	(.34)	1.33	.76
Total from investment operations	3.99	(4.84)	(.27)	1.40	.81
Less distributions from: Net investment income	(.09)	(.12)	(.04)	(.07)	(.06)
Net realized gains	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	(.02)	—	—
Total distributions	(.25)	(.12)	(1.24)	(.45)	(.06)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.91	$ 7.17	$ 12.13	$ 13.64	$ 12.69
Total Return (%)	55.60	(40.10)[b]	(2.66)	10.93[c]	6.76[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	4	1	2	1	3
Ratio of expenses before expense reductions (%)	1.06	1.63	1.52	1.57	1.60
Ratio of expenses after expense reductions (%)	1.06	1.42	1.52	1.57	1.51
Ratio of net investment income (loss) (%)	.91	1.16	.49	.51[c]	.40
Portfolio turnover rate (%)	5	75	51	81	85

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Class S Years Ended February 28,	2010	2009	2008	2007	2006
Selected Per Share Data
Net asset value, beginning of period	$ 7.18	$ 12.15	$ 13.69	$ 12.70	$ 11.94
Income (loss) from investment operations: Net investment income (loss)[a]	.14	.18	.15	.14[c]	.11
Net realized and unrealized gain (loss)	3.92	(4.99)	(.33)	1.35	.75
Total from investment operations	4.06	(4.81)	(.18)	1.49	.86
Less distributions from: Net investment income	(.14)	(.16)	(.16)	(.12)	(.10)
Net realized gains	(.16)	—	(1.18)	(.38)	—
Tax return of capital	—	—	(.02)	—	—
Total distributions	(.30)	(.16)	(1.36)	(.50)	(.10)
Redemption fees	.00*	.00*	.00*	.00*	.00*
Net asset value, end of period	$ 10.94	$ 7.18	$ 12.15	$ 13.69	$ 12.70
Total Return (%)	56.45	(39.87)[b]	(2.15)[b]	11.66[b,c]	7.20[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	53	24	38	46	36
Ratio of expenses before expense reductions (%)	.58	1.10	1.00	1.09	1.13
Ratio of expenses after expense reductions (%)	.58	.94	.97	1.03	1.01
Ratio of net investment income (loss) (%)	1.40	1.65	1.04	1.05[c]	.90
Portfolio turnover rate (%)	5	75	51	81	85

[a] Based on average shares outstanding during the period.

[b] Total return would have been lower had certain expenses not been reduced.

[c] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Funds. The non-recurring income resulted in an increase of net investment income of $0.001 per share and an increase in the ratio of net investment income of 0.01%. Excluding this non-recurring income, total return would have been 0.01% lower.

* Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS S&P 500 Plus Fund (the "Fund") is a diversified series of DWS Value Equity Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Effective March 1, 2010, Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R shares are only available to participants in certain retirement plans and are offered to investors without an initial sales charge or contingent deferred sales charges. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which they trade. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security, the size of the holding, the initial cost of the security, the existence of any contractual restrictions on the security's disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies, quotations or evaluated prices from broker-dealers and/or pricing services, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company's or issuer's financial statements, an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination, and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. The Fund may lend securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agents will use their best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Derivatives. Authoritative accounting guidance requires that disclosures about the Fund's derivative and hedging activities and derivatives accounted for as hedging instruments must be disclosed separately from derivatives that do not qualify for hedge accounting. Because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings, the Fund's derivatives are not accounted for as hedging instruments. As such, even though the Fund may use derivatives in an attempt to achieve an economic hedge, the Fund's derivatives are not considered to be hedging instruments. The disclosure below is presented in accordance with authoritative accounting guidance.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Fund enters into futures contracts to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market. In addition, the Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy by entering into futures contracts on equity and fixed-income securities, including on financial indices, and security indices and on currency. As part of this strategy, the Fund uses futures contracts to attempt to take advantage of short-term mispricings within the global equity, bond and currency markets.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the underlying hedged security, index or currency. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of February 28, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended February 28, 2010, the Fund invested in future contracts with a total notional value generally indicative of a range from approximately $53,510,000 to $176,305,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund seeks to enhance returns by employing a global tactical asset allocation overlay strategy. As part of this strategy, the Fund uses forward currency exchange contracts to gain exposure to changes in the value of foreign currencies, and to attempt to take advantage of short-term and medium-term mispricings within the currency markets.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts.

A summary of the open forward foreign currency exchange contracts as of February 28, 2010 is included in a table following the Fund's Investment Portfolio. For the year ended February 28, 2010, the Fund invested in forward foreign currency exchange contracts with a total value generally indicative of a range from approximately $26,432,000 to $72,269,000.

The following tables summarize the value of the Fund's derivative instruments held as of February 28, 2010 and the related location on the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts
Foreign Exchange Contracts (a)	$ 137,834

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized appreciation on open forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ (353,653)	$ —	$ (353,653)
Equity Contracts (b)	—	(523,999)	(523,999)
Interest Rate Contracts (b)	—	283,539	283,539
	$ (353,653)	$ (240,460)	$ (594,113)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized depreciation on open forward foreign currency exchange contracts

(b) Net unrealized appreciation (depreciation) on futures. Liability of payable for variation margin on open futures contracts reflects unsettled variation margin.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended February 28, 2010 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 4,197,948	$ —	$ 4,197,948
Equity Contracts (b)	—	3,663,925	3,663,925
Interest Rate Contracts (b)	—	(631,967)	(631,967)
	$ 4,197,948	$ 3,031,958	$ 7,229,906

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Net realized gain (loss) from futures

Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Foreign Exchange Contracts (a)	$ 24,493	$ —	$ 24,493
Equity Contracts (b)	—	365,464	365,464
Interest Rate Contracts (b)	—	375,260	375,260
	$ 24,493	$ 740,724	$ 765,217

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

(b) Change in net unrealized appreciation (depreciation) on futures

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At February 28, 2010, the Fund had a net tax basis capital loss carryforward of approximately $6,757,000, which may have applied against any realized net taxable capital gains of each succeeding year until fully utilized or until February 28, 2017, ($423,000) and February 28, 2018 ($6,334,000), the respective expiration dates, whichever occurs first.

The Fund has reviewed the tax positions for the open tax years as of February 28, 2010 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At February 28, 2010, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 621,171
Capital loss carryforwards	$ (6,757,000)
Net unrealized appreciation (depreciation) on investments	$ 14,356,460

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Year Ended February 28, 2010	Year Ended February 28, 2009
Distributions from ordinary income	$ 2,820,855*	$ 980,067

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. During the year, the Fund imposed a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee was assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee was accounted for as an addition to paid-in capital. The Fund no longer imposes the 2% redemption fee on Fund shares acquired (either by purchase or exchange) on or after June 1, 2009.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnifications clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the year ended February 28, 2010, purchases and sales of investment securities (excluding short-term investments) aggregated $30,955,892 and $4,347,757, respectively.

C. Related Parties

Unitary Fee. Under the Investment Management and Unitary Fee Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

On January 26, 2010, the Advisor announced its intention to transition members of the Fund's portfolio management team who are part of its Quantitative Strategies Group, out of DIMA into a separate independent investment advisory firm that is not affiliated with DIMA. In order for the Fund to continue to benefit from the investment expertise offered by the affected portfolio managers, DIMA has recommended to the Fund's Board of Trustees the approval of a sub-advisory agreement between DIMA and the newly created investment advisory firm (the "Sub-Advisory Agreement"). The Sub-Advisory Agreement is subject to Board approval. If approved, the transition is expected to be completed on or about July 1, 2010.

Prior to January 1, 2010, the Fund paid the Advisor an annual fee ("Unitary Fee") of 0.50% of the Fund's average daily net assets, computed and accrued daily, and payable monthly. The Unitary Fee covers the Advisor's investment management services as described above, as well as all other day-to-day expenses in the ordinary course of the Fund's business, except for distribution and service fees and expenses, portfolio transaction and other investment-related costs, interest expense, taxes and extraordinary expenses (as determined by the Fund's Board of Trustees).

Effective January 1, 2010, the Unitary Fee continues to be calculated daily and paid monthly, but equals an annual rate of 0.50% (the "Base Fee"), adjusted as described below, of the Fund's average daily net assets for the previous 365-day period ("Performance Period"). The Base Fee is adjusted to as high as 1.00% or as low as zero, depending on how the Fund's investment performance (based on the total return of Class S shares, which do not bear Rule 12b-1 distribution and service fees) for the Performance Period compares with a benchmark equal to the sum of the investment record of the S&P 500 Index plus 0.50% (the "Performance Benchmark") over the Performance Period. If the Fund's investment performance equals the Performance Benchmark, then DIMA earns the Base Fee of 0.50%. If the Fund's investment performance falls below the Performance Benchmark, then the Unitary Fee decreases by the difference between them, but not below zero. If the Fund's investment performance exceeds the Performance Benchmark, then the Unitary Fee increases by the difference between them, but not above 1.00%.

Because any adjustment to the Unitary Fee is based upon how Class S shares perform relative to a market-based benchmark, the Advisor could receive a positive performance adjustment even if the Fund has a negative return. The amount of the performance adjustment will also be affected by changes in the size of the Fund over the Performance Period.

For the year ended February 28, 2010, the Advisor received a Unitary Fee of $519,405, which was equivalent to an annual effective rate of 0.55% of the Fund's average daily net assets.

Distribution and Services Fees. Under the Fund's Class B, Class C and Class R 12b-1 Plans, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75%, 0.75% and 0.25% of average daily net assets of each of Class B, C and R shares, respectively. In accordance with the Fund's Underwriting and Distribution Service Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B, C and R shares. For the year ended February 28, 2010, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at February 28, 2010
Class B	$ 25,542	$ 1,837
Class C	62,606	5,565
Class R	6,833	975
	$ 94,981	$ 8,377

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B, C and R shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended February 28, 2010, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at February 28, 2010	Annual Effective Rate
Class A	$ 85,403	$ 36,203.23%
Class B	8,065	2,823.24%
Class C	20,735	7,627.25%
Class R	6,411	3,340.23%
	$ 120,614	$ 49,993

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended February 28, 2010 aggregated $1,157.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended February 28, 2010, the CDSC for Class B and C shares aggregated $6,410 and $1,709, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson. Under the Investment Management and Unitary Fee Agreement, the Advisor has agreed to reimburse the Fund for these expenses.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in affiliated funds managed by the Advisor. Affiliated cash management vehicles do not pay the Advisor a management fee. The Fund currently invests in Central Cash Management Fund. Prior to October 2, 2009, the Fund invested in Cash Management QP Trust ("QP Trust"). Effective October 2, 2009, QP Trust merged into Central Cash Management Fund. Central Cash Management Fund seeks to provide a high level of current income consistent with liquidity and the preservation of capital.

D. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended February 28, 2010		Year Ended February 28, 2009
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	2,474,456	$ 24,022,084	1,411,473	$ 13,732,545
Class B	47,330	458,560	89,111	842,851
Class C	377,378	3,568,642	351,151	3,200,012
Class R	328,956	3,229,084	76,023	761,210
Class S	2,471,467	22,672,446	4,508,667	41,556,968
		$ 53,950,816		$ 60,093,586
Shares issued to shareholders in reinvestment of distributions
Class A	95,667	$ 1,050,417	40,515	$ 365,041
Class B	4,912	52,605	4,021	35,420
Class C	14,462	155,318	6,220	54,975
Class R	7,312	79,338	2,196	19,591
Class S	121,249	1,319,154	52,660	470,252
		$ 2,656,832		$ 945,279
Shares redeemed
Class A	(1,131,490)	$ (11,049,644)	(1,223,263)	$ (12,632,278)
Class B	(256,804)	(2,434,131)	(341,383)	(3,675,867)
Class C	(252,952)	(2,524,052)	(224,892)	(2,308,572)
Class R	(112,133)	(1,085,701)	(48,434)	(465,182)
Class S	(1,120,806)	(11,042,391)	(4,269,398)	(35,847,417)
		$ (28,135,919)		$ (54,929,316)
Redemption fees		$ 9,628		$ 19,197
Net increase (decrease)
Class A	1,438,633	$ 14,022,860	228,725	$ 1,465,849
Class B	(204,562)	(1,922,966)	(248,251)	(2,797,593)
Class C	138,888	1,199,909	132,479	946,706
Class R	224,135	2,222,743	29,785	315,626
Class S	1,471,910	12,958,811	291,929	6,198,158
		$ 28,481,357		$ 6,128,746

F. Review for Subsequent Events

Management has evaluated the events and transactions subsequent to year end and has determined that there were no material events that would require disclosure in the Fund's financial statements.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS S&P 500 Plus Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of DWS S&P 500 Plus Fund (the "Fund") at February 28, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2010 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts April 22, 2010	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

For corporate shareholders, 62% of the ordinary dividends (i.e., income dividends plus short-term capital gains) paid during the Fund's fiscal year ended February 28, 2010, qualified for the dividend received deduction.

For federal income tax purposes, the Fund designated $1,990,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Trustees, including the Independent Trustees, approved the renewal of your Fund's investment management and unitary fee agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2009.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2009, all but one of the Fund's Trustees were independent of DWS and its affiliates.

• The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate substantial time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Independent Trustees as a group. The Independent Trustees reviewed the Contract Committee's findings and recommendations and presented their recommendations to the full Board.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by Lipper), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2008, the Fund's performance (Class A shares) was in the 1st quartile, 1st quartile and 2nd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in each of the one-, three- and five-year periods ended December 31, 2008.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board determined that, because DWS is obligated to provide a broader range of services and to bear additional categories of expenses in return for the unitary fee than would be the case under a typical management contract, it was most appropriate to examine and compare the Fund's total expense ratio. While the Board acknowledged that the comparative Lipper operating expense data was of limited utility, as it likely significantly understated the current expense ratios of many peer funds due to the substantial declines in net assets as a result of market losses and net redemptions that many funds experienced between mid-September 2008 and March 2009 and that were not reflected in the data, it noted that the Fund's Class A shares' total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2008, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed each other share class's total (net) operating expenses relative to the Lipper Universe Expenses.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds managed by the same portfolio management teams but offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS US mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees. Specifically with respect to the Fund, the Board noted that DWS provides a broader range of services and bears additional categories of expenses under the Agreement than is the case under its management contracts with most other DWS Funds.

On the basis of the information provided, the Board concluded the unitary fee was reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management and unitary fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously (including the Independent Trustees) determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 9, 2009, As Revised November 20, 2009

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2009, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007 and 2008.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and serve in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 124 publicly offered Fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of February 28, 2010. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Governing Council of the Independent Directors Council (governance, education committees); formerly, Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	126
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity). Former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	126
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Lead Director, Becton Dickinson and Company[3] (medical technology company); Lead Director, Belo Corporation[3] (media company); Public Radio International; Public Radio Exchange (PRX); The PBS Foundation. Former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	126
Dawn-Marie Driscoll (1946) Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since 2007); Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)

		126
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Box Top Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	126
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	126
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	126
William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	126
Rebecca W. Rimel (1951) Board Member since 1995

President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (2007-present) (charitable organization); Director, CardioNet, Inc.[2] (2009-present) (health care). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Director, Viasys Health Care[2] (January 2007-June 2007)

		126
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; Trustee of 20 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989-September 2003)	126
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Business Leadership Council, Wellesley College. Former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	126
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	129
Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[6] (1965) President, 2006-present

Managing Director[3], Deutsche Asset Management (2006-present); President of DWS family of funds; Director, ICI Mutual Insurance Company (since October 2007); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

Ingo Gefeke[7] (1967) Executive Vice President since 2010

Managing Director[3], Deutsche Asset Management; Global Head of Distribution and Product Management, DWS Global Head of Trading and Securities Lending. Member of the Board of Directors of DWS Investment GmbH Frankfurt (since July 2009) and DWS Holding & Service GmbH Frankfurt (since January 2010); formerly: Global Chief Administrative Officer, Deutsche Asset Management (2004-2009); Global Chief Operating Officer, Global Transaction Banking, Deutsche Bank AG, New York (2001-2004); Chief Operating Officer, Global Banking Division Americas, Deutsche Bank AG, New York (1999-2001); Central Management, Global Banking Services, Deutsche Bank AG, Frankfurt (1998-1999); Relationship Management, Deutsche Bank AG, Tokyo, Japan (1997-1998)

John Millette[8] (1962) Vice President and Secretary, 1999-present	Director[3], Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[3], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson[8,11] (1962) Assistant Secretary, 1997-present Chief Legal Officer since April 2010	Managing Director[3], Deutsche Asset Management
Rita Rubin[9] (1970) Assistant Secretary, 2009-present

Vice President and Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007); Attorney, Shearman & Sterling LLP (2004); Director and Associate General Counsel, UBS Global Asset Management (US) Inc. (2001-2004)

Paul Antosca[8] (1957) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark[8] (1967) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally[8] (1966) Assistant Treasurer, 2007-present	Director[3], Deutsche Asset Management
John Caruso[10] (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director[3], Deutsche Asset Management
Robert Kloby[9] (1962) Chief Compliance Officer, 2006-present	Managing Director[3], Deutsche Asset Management
J. Christopher Jackson[9,11] (1951) Chief Legal Officer, 2006-present

Director[3], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005) (2006-2009)

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 345 Park Avenue, New York, New York 10154.

7 The mailing address of Mr. Gefeke is 345 Park Avenue, New York, New York 10154. In addition, Mr. Gefeke is an interested Board Member of certain DWS funds by virtue of his positions with Deutsche Asset Management. As an interested person, Mr. Gefeke receives no compensation from the fund.

8 Address: One Beacon Street, Boston, MA 02108.

9 Address: 280 Park Avenue, New York, New York 10017.

10 Address: 60 Wall Street, New York, New York 10005.

11 Effective April 23, 2010 J. Christopher Jackson resigned as Chief Legal Officer, and Caroline Pearson was appointed as Chief Legal Officer.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For shareholders of Classes A, B, C and S
For More Information

The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:

For shareholders of Classes A, B and C:

(800) 621-1048

For shareholders of Class S:

(800) 728-3337

Web Site

www.dws-investments.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Class S
Nasdaq Symbol	OUTDX	OUTBX	OUTCX	SSFFX
CUSIP Number	23338K 100	23338K 209	23338K 308	23338K 506
Fund Number	410	610	710	2310
For shareholders of Class R
Automated Information Line	DWS Investments Flex Plan Access (800) 532-8411 24-hour access to your retirement plan account.
Web Site

www.dws-investments.com

Click "Retirement Plans" to reallocate assets, process transactions and review your funds through our secure online account access.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 543-5776 To speak with a service representative.
Written Correspondence	DWS Investments Service Company 222 South Riverside Plaza Chicago, IL 60606-5806
Proxy Voting

The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class R
Nasdaq Symbol	OUTRX
CUSIP Number	23338K 407
Fund Number	1514

ITEM 2.	CODE OF ETHICS

As of the end of the period, February 28, 2010, DWS S&P 500 Plus Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS S&P 500 PLUS FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended February 28,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2010	$55,153	$0	$0	$0
2009	$53,550	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year February 28,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2010	$2,000	$0	$0
2009	$0	$19,000	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures and the above “Tax Fees” were billed in connection with tax compliance and tax planning.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended February 28,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2010	$0	$0	$100,000	$100,000
2009	$0	$19,000	$0	$19,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

PwC advised the Fund's Audit Committee that PwC has identified two matters that it determined to be inconsistent with the SEC's auditor independence rules. In the first instance, an employee of PwC had power of attorney over an account which included DWS funds. The employee did not perform any audit services for the DWS Funds, but did work on a non audit project for Deutsche Bank AG. In the second instance, an employee of PwC served as a nominee shareholder (effectively equivalent to a Trustee) of various companies/trusts since 2001. Some of these companies held shares of Aberdeen, a sub advisor to certain DWS Funds, and of certain funds sponsored by subsidiaries of Deutsche Bank AG. The trustee relationship has ceased. PwC informed the Audit Committee that these matters could have constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. PwC advised the Audit Committee that PwC believes its independence had not been impacted as it related to the audits of the Fund. In reaching this conclusion, PwC noted that during the time of its audit, the engagement team was not aware of the investment and that PwC does not believe these situations affected PwC's ability to act objectively and impartially and to issue a report on financial statements as the funds' independent auditor.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)         There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS S&P 500 Plus Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark Michael G. Clark President

Date:	April 30, 2010

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	April 30, 2010